                                                                    EXHIBIT 21.1


Subsidiaries of Patriot American Hospitality, Inc.

1500 Canal Street Investors II, L.P.                                         DE
Al Jarafe Golf SA                                                            Spain
Albuquerque C.I. Associates, L.P.                                            KS
Ambassador Hotels, Ltd.                                                      England & Wales
Arcadian Group/Services, Ltd.                                                England & Wales
Arcadian (UK) Developments Ltd.                                              England & Wales
Arcadian Hotels (Italy) Limited                                              England & Wales
Arcadian Hotels (UK) Limited                                                 England & Wales
Arcadian International Limited                                               England & Wales
Arcadian International Resorts, Ltd.                                         England & Wales
Atlanta C. I. Associates II, L.P.                                            KS
Boulders Joint Venture                                                       AZ
Bourbon Orleans Investors II, L.P.                                           DE
C.I. General, L.L.C.                                                         KS
C.I. Holding, L.L.C.                                                         KS
C.I. Wichita General, L.L.C.                                                 KS
Cambridge Hotel Associates                                                   PA
Casa Marina Realty Corporation                                               DE
Casa Marina Realty Partnership, L.P.                                         DE
Chicago-ES Holding Corp.                                                     DE
Chicago-ES, LLC                                                              DE
Chicago-ES Member Corp.                                                      DE
Chilston Park Hotel Limited                                                  England & Wales
CHMB, Inc.                                                                   TX
CHR Consulting Company, L.L.C.                                               DE
CHR Services Company, L.L.C.                                                 DE
Clipper Hotels, Ltd.                                                         England & Wales
Clubhouse Inns of America, Inc.                                              KS
Colony de Mexico, S.A. de C.V.                                               Mexico
Colony Hotels and Resorts Company                                            DE
Colony International Management Company, L.L.C.                              DE
Continental Design & Supplies Company, L.L.C.                                DE
Crossroads Development Company                                               DE
Crossroads Future Company, L.L.C.                                            DE
Crossroads Hospitality Company, L.L.C.                                       DE
Crossroads Hospitality Tenant Company, L.L.C.                                DE
Crossroads/Memphis Company, L.L.C.                                           DE
Crossroads/Memphis Financing Company, L.L.C.                                 DE
Crossroads/Memphis Financing Corporation                                     DE
Crossroads/Memphis Partnership, L.P.                                         DE
CV Ranch L.P.                                                                DE
DFW/H&R, Inc.                                                                TX
Don CeSar Holdings, LLC                                                      DE
Equity Bluefield, Inc.                                                       WV
Ettington Park Group Ltd.                                                    England & Wales
Ettington Park Ltd                                                           England & Wales
European New Timeshare Limited                                               England & Wales
Fattoria Villa Saletta Srl.                                                  Italy

GHALP GP, Inc.                                                               DE
GHMB, Inc.                                                                   TX
Glenview Hospitality, L.P.                                                   DE
Hilltop Equipment Leasing Company, L.P.                                      DE
HMG Beverage, Inc.                                                           TX
Host/Interstate Partnership, L.P.                                            DE
Hotel Del Coronado Management Corporation                                    DE
Hotel L'Horison Limited                                                      Jersey
IHC/Capital Corporation                                                      DE
IHC/Chaz Corporation                                                         DE
IHC/Conshohocken Partnership, L.P.                                           DE
IHC/Denver Partnership, L.P.                                                 DE
IHC II, LLC                                                                  DE
IHC/Jacksonville Corporation                                                 DE
IHC/Maryville Hotel Corporation                                              DE
IHC Member Corporation                                                       DE
IHC/Miami Beach Corporation                                                  DE
IHC Miami Mortgage Corporation                                               DE
IHC/Moscow Corporation                                                       DE
IHC/Park West Corporation                                                    DE
IHC/Pittsburgh Partnership, L.P.                                             DE
IHC/Reach Corporation                                                        DE
IHC Realty Corporation                                                       DE
IHC Realty Partnership, L.P.                                                 DE
IHC/Santa Maria Corporation                                                  DE
IHC Services Company, L.L.C.                                                 DE
IHC/Texas Corporation                                                        DE
IHP/Class B Partnership, L.P.                                                DE
IHP Investment Company, L.L.C.                                               DE
Interstate Hotels, LLC                                                       DE
Interstate Hotels Management, Inc.                                           MD
INTMB, Inc.                                                                  DE
Kansas City Hospitality, L.P.                                                DE
Knoxville C.I. Associates, L.P.                                              TN
Malmaison (ELL) Limited                                                      Scotland
Malmaison Brand Ltd.                                                         Scotland
Malmaison Limited                                                            England & Wales
Malmaison Management Ltd.                                                    England & Wales
Marina Hospitality, L.P.                                                     DE
Marquis Hotel Associates (joint venture)                                     PA
Maryville Centre CBM Joint Venture                                           MO
MBAH, Inc.                                                                   TX
Melbourne Hospitality, L.P.                                                  DE
Mentomore Golf & Country Club Plc                                            England & Wales
Mollington Banastre Hotel Limited                                            England & Wales
Northridge Holdings, Inc.                                                    DE
Northridge Insurance Company                                                 Cayman Islands
O-H Acquisition, Inc.                                                        DE
Oak Hill Catering Company, Inc.                                              WV
Omaha C.I. Associates, L.P.                                                  KS
Orange Hotel Development Limited Partnership                                 DE

Overland Park C.I. Associates, L.P.                                          KS
PA Hunt Valley Investors, L.P.                                               VA
PA Troy Hospitality Investors, L.P.                                          DE
Pagle Limited                                                                England & Wales
PAH Acquisition Corporation                                                  DE
PAH Allen Operating Corporation                                              DE
PAH Batterymarch Realty Company, LLC                                         DE
PAH Deuce GP, LLC                                                            DE
PAH GP, Inc.                                                                 DE
PAH LP, Inc.                                                                 DE
PAH River House, L.P.                                                        DE
PAH Ventana Canyon, L.P.                                                     DE
PAH-Buttes L.L.C.                                                            DE
PAH-BV Holding Corp.                                                         DE
PAH-BV Palace Corp.                                                          DE
PAH-BV Palace, L.P.                                                          DE
PAH-Carefree, L.P.                                                           DE
PAH-CI Holding, LLC                                                          DE
PAH-Columbus Holding, Inc.                                                   DE
PAH-Crossroads Holdings, Inc.                                                DE
PAH-DT Chicago O'Hare Partners, L.P.                                         DE
PAH-Franchise Holding, Inc.                                                  DE
PAH FF&E Holding, Inc.                                                       DE
PAHG FF&E Holding, Inc.                                                      DE
PAH-GBM, LLC                                                                 DE
PAH-GP Allen Partners, L.P.                                                  DE
PAH-Grand Bay Miami, L.P.                                                    DE
PAH-HVP General Partner Corp.                                                DE
PAH-HVP Holding Corp.                                                        DE
PAH-Interest Holding, Inc.                                                   DE
PAH-Interstate Holdings, Inc.                                                DE
PAH-Interstate Member, Inc.                                                  DE
PAH-IP Holding, Inc.                                                         DE
PAHP FF&E Holding, Inc.                                                      DE
PAH-Pittsburgh CI Holding, Inc.                                              DE
PAH-Real Estate Member, Inc.                                                 DE
PAH-RH, LLC                                                                  DE
PAH-Summerfield Holding Corp.                                                DE
PAH-T, LLC                                                                   DE
PAH-Tampa, L.P.                                                              DE
PAH-Westmont CI Holding, Inc.                                                DE
PAH-WMC Holding, Inc.                                                        DE
PAH-Xerxes Holding, Inc.                                                     DE
Patriot American UK Limited                                                  England & Wales
Patriot Bougainvillea, LLC                                                   DE
Patriot Land Holding LLC                                                     DE
Patriot Miami Note Holder, L.P.                                              DE
Patriot Racetrack Land LLC                                                   DE
Pittsburgh C.I., Inc.                                                        KS
PSMB, Inc.                                                                   CA
PW Land Associates Limited Partnership                                       PA

Resorts Limited Partnership                                                  DE
Resorts Limited Partnership II                                               DE
Richardson C.I. Associates, L.P.                                             TX
Rose Hall Associates Limited Partnership                                     TX
Santa Maria Joint Venture                                                    DE
Savannah C.I. Associates, L.P.                                               GA
St. Louis C.I. Associates, L.P.                                              MO
State College BBQ/Concord Joint Venture                                      DE
Summerfield Hotel Leasing Corporation                                        KS
Syracuse Associates Corporation                                              DE
Telluride Resort and Spa L.P.                                                DE
The Malmaison Company (Edinburgh) Ltd.                                       England & Wales
The Malmaison Hotel (Glasgow) Ltd                                            Scotland
The Malmaison Hotel (Leeds) Ltd.                                             England & Wales
The Malmaison Hotel (Manchester) Ltd.                                        England & Wales
The Malmaison Hotel (Newcastle) Ltd.                                         England & Wales
Tillian Limited                                                              England & Wales
Toledo Hotel Investors, L.P.                                                 DE
Topeka C. I. Associates, L.P.                                                KS
W-Greenspoint Holding Corp.                                                  DE
W-Greenspoint, L.P.                                                          DE
W-Greenspoint Member Corp.                                                   DE
W&C Estates Ltd.                                                             England & Wales
Water Street Hotel, Ltd.                                                     DE
Waterfront Management Corporation                                            DE
WG Member, LLC                                                               DE
WH Garden Albuquerque Inc.                                                   TX
WH Interest, Inc.                                                            TX
WHC Atlanta GP, LLC                                                          DE
WHC Caribbean, Ltd.                                                          Jamaica
WHC Chicago, LLC                                                             DE
WHC Columbus Corporation                                                     DE
WHC Finance, L.P.                                                            DE
WHC Franchise Corporation                                                    DE
WHCMB, Inc.                                                                  DE
WHCMB Overland Park, Inc.                                                    KS
WHCMB Toronto, Inc.                                                          Canada
WHCMB Utah Private Club Corporation (Utah non-profit corporation)            UT
Wichita C.I. Associates III, L.P.                                            KS
Wyndham Hotels & Resorts (Aruba) N.V.                                        Aruba
Wyndham Hotels & Resorts Management, Ltd.                                    Bermuda
Wyndham HPT Lessee, L.P.                                                     DE
Wyndham HPT Lessee LLC                                                       DE
Wyndham IP Corporation                                                       DE
Wyndham Management Corporation                                               DE
Wyndham Peachtree Holding Corp.                                              DE
Wyndham Peachtree LLC                                                        DE
Wyndham Peachtree Member Corp.                                               DE
Wyndham Peachtree Member, LLC                                                DE
Xerxes Limited                                                               Jamaica
YO Hotel Investors, L.P.                                                     DE

PAH-Crossroads Lessee, Inc.                                                  DE
W& CP (Exeter) Limited                                                       England & Wales

Subsidiaries of Wyndham International, Inc.

Arcadian Groups Services Limited                                             England & Wales
Arcadian Hotels Limited                                                      England & Wales
Bay Meadows Catering, Inc.                                                   CA
Bay Meadows Operating Company LLC                                            DE
BJV Realty, Inc.                                                             AZ
Boulders Carefree Sewer Corporation                                          AZ
Burrllen Enterprises of Maryland                                             MD
CFMB, Inc.                                                                   DE
C.I. Albuquerque Lessee GP, LLC                                              DE
C.I. Albuquerque Lessee, L.P.                                                DE
C.I. Atlanta Lessee, L.P.                                                    DE
C.I. Knoxville Lessee, L.P.                                                  DE
C.I. Lessee GP, Inc.                                                         DE
C.I. Omaha Lessee, L.P.                                                      DE
C.I. Overland Park Lessee, L.P.                                              DE
C.I. Wichita Lessee, L.P.                                                    DE
Carefree Management LLC                                                      DE
Carnicon Holdings Corp.                                                      FL
Carnicon Puerto La Cruz                                                      Venezuela
Carnicon Venezuela Hotel Consultants LC                                      Venezuela
Centralized Operations, Inc.                                                 AZ
CHC Biscayne Blvd. Inc.                                                      FL
CHC Hotels & Resorts Corp.                                                   FL
CHC Lease Partners                                                           FL
CHC REIT Lessee Corp.                                                        FL
Conquistador Holding, Inc.                                                   DE
Criterion Hotel Management Corp.                                             FL
Criterion NY Inc.                                                            FL
CSMC Kalamazoo, Inc.                                                         MI
Deuce Management Company LLC                                                 TX
El Conquistador Ferryboat, Inc.                                              Puerto Rico
El Conquistador Partnership L.P.                                             DE
El San Juan Holding, Inc.                                                    DE
ESC Greenspoint Holding Corp.                                                DE
ESC Greenspoint Lessee, L.P.                                                 DE
ESC Greenspoint Member Corp.                                                 DE
ESC Greenspoint Member, LLC                                                  DE
ESJ Hotel Corporation                                                        DE
Family Suites Corporation                                                    DE
Family Suites Limited Partnership                                            DE
Family Suites Management Corporation                                         DE
Family Suites Management Partnership, L.P.                                   DE
FS Development Corporation                                                   DE
GAH-II Corporation                                                           DE
GAH-II, L.P.                                                                 DE
GB Hotel Management de Mexico S. de RL de C.V.                               Mexico

GH (Cayman) Limited                                                          Cayman Islands
GH-Atlanta, LLC                                                              MD
GH-Chicago, Inc.                                                             IL
GH-Detroit, Inc.                                                             MI
GH-Greeneville, Inc.                                                         TN
GH-Providence, Inc.                                                          RI
GH Trademarks LLC                                                            MD
GH-Wichita, Inc.                                                             KS
GH-San Diego, Inc.                                                           DE
GHALP Operating GP, Inc.                                                     DE
GHALP Operating Partnership, L.P.                                            DE
GHV-Colorado, Inc.                                                           CO
GHV-Galveston, Inc.                                                          TX
Grand Bay Management Company                                                 FL
Grand Heritage Hotels (Europe) Limited                                       United Kingdom
Grand Heritage Hotels, Inc.                                                  MD
Grand Heritage Leasing, LLC                                                  MD
Grand Heritage Real Estate Group LLC                                         MD
Grand Management Services, Inc.                                              FL
IHC/Burlington Corporation                                                   VT
IHC/FS Development Corporation                                               DE
IHC/Houston Partnership, L.P.                                                DE
IHC/Interstone Partnership II, L.P.                                          DE
IHC/Jamaica Corporation                                                      DE
IHC Title Agency Corporation                                                 DE
Interstone Three Partners I L.P.                                             DE
Interstone Three Partners II L.P.                                            DE
Interstone Three Partners III L.P.                                           DE
Interstone Three Partners IV L.P.                                            DE
Isla Verde Tourism Parking Corporation                                       Puerto Rico
Malmaison Hotels Limited                                                     England & Wales
Malmaison Resources Limited                                                  England & Wales
P.H.G., LLC                                                                  MD
PAH Batterymarch Operating Company, LLC                                      DE
PAH GAH Holdings, LLC                                                        DE
PAH GAH Holdings, L.P.                                                       DE
PAH Leasing LLC                                                              DE
PAH Stanly Ranch LLC                                                         DE
PAH Stanly Holding LLC                                                       DE
PAH-Cambridge Holdings, LLC                                                  DE
PAH-Hilltop GP, LLC                                                          DE
PAH-Interstone, LLC                                                          DE
PAH-Management Corporation                                                   DE
PAH-Member, Inc.                                                             DE
PAH-Pittsburgh, LLC                                                          DE
PAH-Summerfield Leasing, Inc.                                                DE
PAH-Summerfield LLC                                                          DE
PAHMB, Inc.                                                                  TX
Patriot Bougainvillea Development Company, LLC                               DE
Patriot Grand Heritage, LLC                                                  DE
Patriot Holding LLC                                                          DE

                                                                        `
Posadas de Puerto Rico Associates, Incorporated                              DE
Posadas de Regency, Inc.                                                     DE
Posadas de San Juan Associates (New York joint venture)                      NY
Posadas Finance Corporation                                                  DE
PWMB, Inc.                                                                   DE
PWMB of Maryland, Inc.                                                       MD
Salt Lake City Operating GP, Inc.                                            DE
Salt Lake City Operating Partnership, L.P.                                   DE
SFMB, Inc.                                                                   DE
Sierra Suites Marketing Association                                          KS
Summerfield Hotel Corporation                                                DE
Summerfield Hotel Leasing Company, L.P.                                      KS
Summerfield HPT Lease Company, L.L.C.                                        DE
Summerfield HPT Lease Company, L.P.                                          KS
Summerfield Suites Marketing Association                                     DE
TCC Maturin, C.A.                                                            Venezuela
TCC Venezuela, L.C.                                                          Venezuela
The Reserve Collection Boulders LLC                                          DE
The Reserve Collection Peaks LLC                                             DE
W-SSH, LLC                                                                   DE
WHG El Con Corp.                                                             DE
WHG Resorts & Casinos Inc.                                                   DE
Williams Hospitality Group Inc.                                              DE
WKA Development S.E.                                                         Puerto Rico
WKA El Con Associates                                                        NY
WMC II, LLC                                                                  DE
Wyndham Management II, LLC                                                   DE
Wyndham Peachtree Lessee Holding Corp.                                       DE
Wyndham Peachtree Lessee LLC                                                 DE
Wyndham Peachtree Lessee Member, LLC                                         DE
Wyndham Peachtree Lessee Member Corp.                                        DE
Wyndham SN Lessee Corp.                                                      DE
Wyndham SN Lessee, L.P.                                                      DE
Wyndham Summerfield Lessee, L.P.                                             DE
Wyndham Summerfield Lessee, LLC                                              DE
Clipper Inns Limited                                                         England & Wales
CHC REIT Management Corp.                                                    FL